Putnam
High Yield
Advantage
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

[GRAPHIC OMITTED: WOODCLAMP]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

We are pleased to report strong performance for Putnam High Yield Advantage Fund for the semiannual period ended May 31, 2003. The fund also performed above the average of its Lipper peer category at net asset value. However, because the fund was underweighted in several volatile industry sectors, its performance lagged that of its benchmark index, which included more of these securities.

In one of the strongest periods for high-yield bonds since the early 1990s, your fund's management team focused on seeking ways to maintain the fund's yield in a challenging interest-rate environment, in which bond yields have declined significantly and many companies have called bonds in order to refinance at lower rates. The team also provides its views on the outlook for the second half of the fiscal year.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam. No one can say for certain, of course, how long the current strength in the high-yield market will last, but the management team will continue to devote its full attention to maintaining the fund's fine record.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* During the semiannual period ended May 31, 2003, Putnam High Yield Advantage Fund's class A shares had total returns of 13.31% at net asset value (NAV) and 7.89% at public offering price (POP).

* The fund underperformed its benchmark, the JP Morgan Global High
  Yield Index, which returned 14.75% for the period. We attribute this to the fund's underweight in several volatile sectors that rebounded strongly.

* However, at NAV, the fund outperformed the average return of 12.73% for the Lipper High Current Yield Funds category. We attribute this outperformance to generally successful selection of holdings.

* See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

* PERFORMANCE COMMENTARY

Over the course of the past six months, your fund benefited from a period of exceptional strength for high-yield bonds. In this positive environment, your fund outperformed its Lipper peer group average, primarily as a result of successful security selection. The fund also benefited from the management team's efforts to reduce risk by seeking to avoid troubled sectors and maintaining a well-diversified portfolio. Returns lagged those of the benchmark index, however, because the index included certain deeply distressed holdings, which your fund did not own. Many of these distressed issues saw huge price increases, as bargain-hunting investors took advantage of the market's upward momentum. We continued to seek opportunities for higher-yielding securities during the period, while managing credit risk in the portfolio.

Fund Profile

Putnam High Yield Advantage Fund seeks high current income and, as a secondary objective, capital growth, by investing in a diversified portfolio of high-yield bonds that includes a broad range of industries and issuers. The fund is designed for investors who seek high income and are willing to accept the added risks of investing in below-investment-grade bonds.


* MARKET OVERVIEW

The first half of your fund's fiscal year occurred during one of the strongest-performing periods for high-yield bonds since the early 1990s. After struggling through the summer and early fall of 2002, the high-yield sector finally reached a turning point in mid October, a few weeks before the semiannual period began. As yields on Treasuries and money market securities reached historic lows by early October (they have since dropped even lower), investors who sought higher yields became more willing to take on additional risk to attain them. With encouragement from improved economic forecasts for 2003, investors moved out of Treasuries in mid October and a strong high-yield rally commenced.

In early 2003, investors remained nervous about the prospects of war with Iraq and the strength of the U.S. economy, but their demand for higher income than Treasuries could provide, combined with an improved outlook for this investment sector, bolstered returns. When the war ended sooner than expected, investors continued to focus on a number of positive factors supporting high-yield bonds. For example, the decline in the rate of corporate defaults (which peaked in early 2002) has been of particular importance, as investors may perceive that lower default rates are an indication of reduced risk in the market going forward. Also, widespread efforts by companies to improve their balance sheets has been perceived as a harbinger of improving credit quality over the next few years.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Bonds

JP Morgan Global High Yield Index (high-yield bonds)             14.75%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                   6.29%
-----------------------------------------------------------------------
Lehman GNMA Index (mortgage-backed securities)                    2.09%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                     6.46%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                                3.87%
-----------------------------------------------------------------------
Russell 2000 Index (small- and large-company stocks)              9.34%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                            3.30%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/03.


* STRATEGY OVERVIEW

In this environment of strong returns and declining market yields, your management team's primary goal was to seek ways to maintain yield in the portfolio. To accomplish this objective, the team was willing to consider bonds that offered higher yields in exchange for lower credit quality.

Call risk became a significant factor during the period. High-yield bonds typically are issued with a call feature. This provision allows an issuer to "call" -- or redeem -- the bond from the bondholder after a specified date (usually four to five years from the date of issuance). Calling the bond allows the issuer to refinance the debt at a lower rate. Obviously, when a bond is called, the bondholder (in this case, your fund) no longer receives the interest income. However, in some cases the bond is called at a significant premium, which is beneficial to the fund. The challenge in a declining-rate environment is to find new bonds that offer as high a level of income as possible without incurring an unnecessary amount of credit risk. This goal is not always easy, and in general, when yields decline in the marketplace, it typically results in a need to lower the fund's dividend. Fortunately, your fund's distribution rate was maintained throughout the six-month period.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED*

                                         as of           as of
                                     Nov 30, 2002    May 31, 2003

Gaming and lottery                        6.4%            5.7%

Chemicals                                 5.7%            5.3%

Telecommunications                        4.7%            5.0%

Oil and gas                               4.7%            4.7%

Broadcasting                              5.1%            4.4%

Footnote reads:
*This chart shows how the fund's top sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Sectors and holdings will vary over time


* HOW FUND HOLDINGS AND SECTOR ALLOCATIONS AFFECTED PERFORMANCE

Several of the larger holdings in the portfolio performed well during the period and contributed to the fund's solid returns. Nextel and Charter Communications were among the strongest performers, as the wireless communications and cable television industries have been strengthening. Some of these companies -- Nextel in particular -- have been reducing debt and seeing large price increases for their bonds. Nextel operates a large wireless telecommunications network with a unique and successful walkie-talkie feature. The wireless sector has been one of the strongest-performing sectors for the fund, though we believe that the bulk of the returns from some of these holdings may be behind us. Consequently, we have pared down the fund's exposure to Nextel, one of the fund's best-performing holdings over the period, as its bond prices have increased. Vivendi Universal, a France-based media and communications conglomerate, performed strongly, as did DirecTV, another satellite broadcasting firm. (Vivendi was sold at a profit shortly before the end of the semiannual period). In broadcasting, Paxson Communications Corp. has also performed well. Paxson owns and operates 63 television stations, as well as the PAX TV cable network, which provides family entertainment programming.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

CSC Holdings, Inc.
Series M, $11.125% cumulative preferred
Communication services

PSF Group Holdings, Inc. 144A
Common stock, Class A
Consumer staples

Sealy Mattress Co. 144A
Senior notes, zero %, 2008
Household furniture and appliances

Telus Corp. (Canada)
Notes, 8.0%, 2011
Communication services

Tyco International Group SA (Luxembourg)
Company guaranty, 6.375%, 2006
Conglomerate

Qwest Corp. 144A
Notes, 8.875%, 2012
Communication services

Qwest Services Corp. 144A
Notes, 13.5%, 2010
Communication services

Echostar DBS Corp.
Senior notes, 10.375%, 2007
Broadcasting

Regal Entertainment Group 144A
Common stock
Consumer staples

Hercules, Inc.
Company guaranty, 11.125%, 2007
Basic materials

Footnote reads:
*These holdings represent 7.2% of the fund's net assets as of 5/31/03. The fund's holdings will change over time.


The fund's holdings of AK Steel Corp. and Collins and Aikman Corp. bonds detracted from performance during the period. AK Steel Corp., an Ohio-based steel manufacturer, had disappointing first-quarter 2003 financial results, primarily due to weak demand in the appliance, construction and manufacturing markets. Collins and Aikman, a manufacturer of auto and truck parts, severely underperformed earnings expectations in the first quarter of 2003, incurring a loss. The company attributed the first-quarter disappointment to problems in several of its manufacturing facilities. Finally, HealthSouth, which owns and operates a chain of rehabilitation, diagnostic imaging and outpatient surgery centers, experienced significant losses due to charges of accounting fraud over several years. The fund still owns all three of these holdings, as we believe that the bonds still offer attractive return potential. Of course, we will continue to evaluate the holdings and make changes if we believe it is necessary to do so. The fund was underweighted in technology and utility bonds, both of which performed well, so this positioning hurt relative performance.

The oil and gas sector produced solid returns for the fund during the period, as energy prices generally remained elevated due to uncertainties surrounding the war in Iraq and a longer and colder (than normal) winter in the northeastern United States.

Please note that all holdings and sectors discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of this team are Stephen Peacher (Portfolio Leader), Norm
Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, and Joseph Towell.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The strong returns in the high-yield bond market since mid October 2002 have caused us to temper our enthusiasm for the sector somewhat in the near term. However, our outlook for the longer term remains positive. We believe there is evidence which supports a strengthening economy, low inflation, and sustained demand for higher-yielding fixed-income investments. On the economic front, we are seeing substantial fiscal and monetary stimulus. Major stimuli include the recent tax cut (as well as reduction in 2001), a weakened dollar, historically low interest rates, and a commitment by the Federal Reserve Board to keep long-term interest rates low by buying longer-maturity Treasury bonds on the open market. All of these factors, we believe, should provide the U.S. economy with the fuel it needs to continue expanding. Moreover, we believe that market-specific trends continue to be positive: namely, declining corporate default rates and improving corporate balance sheets.

While we are optimistic about the high-yield market for the next several years, we know the market will experience short-term fluctuations. As such, we will seek to maintain diversity among industry sectors and individual holdings, and we will focus on reducing risk where possible.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. The fund is closed to new investors.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 5/31/03

                            Class A           Class B            Class M
(inception dates)          (3/25/86)         (5/16/94)          (12/1/94)
                          NAV    POP         NAV   CDSC         NAV    POP
-------------------------------------------------------------------------------
6 months                13.31%  7.89%      12.84%  7.84%      13.36%  9.76%
-------------------------------------------------------------------------------
1 year                   9.98   4.78        9.06   4.12        9.91   6.33
-------------------------------------------------------------------------------
5 years                 -2.93  -7.56       -6.87  -7.98       -3.60  -6.69
Annual average          -0.59  -1.56       -1.41  -1.65       -0.73  -1.38
-------------------------------------------------------------------------------
10 years                57.13  49.62       43.96  43.96       54.08  49.11
Annual average           4.62   4.11        3.71   3.71        4.42  4.08
-------------------------------------------------------------------------------
Annual average
(life of fund)           7.26   6.96        6.32   6.32        6.97  6.76
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03


                                          JP Morgan       Lipper High Current
                       CSFB High         Global High          Yield Funds
                      Yield Index        Yield Index*      category average+
-------------------------------------------------------------------------------
6 months                15.38%             14.75%               12.73%
-------------------------------------------------------------------------------
1 year                  13.26              12.02                 8.61
-------------------------------------------------------------------------------
5 years                 17.62              15.49                 1.88
Annual average           3.30               2.92                 0.15
-------------------------------------------------------------------------------
10 years                96.29                 --**              63.17
Annual average           6.98                 --                 4.90
-------------------------------------------------------------------------------
Annual average
(life of fund)           8.93                 --                 6.77
-------------------------------------------------------------------------------

 * Putnam Management has recently undertaken a review of the fund's benchmark.
   This index replaces the CSFB High Yield Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

** This index began operations on 12/31/93.

 + Index and Lipper results should be compared to fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended
   5/31/03, there were 407, 385, 221, and 59 funds, respectively, in this Lipper category.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

                            Class A          Class B           Class M
-------------------------------------------------------------------------------
Distributions
(number)                       6                6                 6
-------------------------------------------------------------------------------
Income                      $0.258           $0.239            $0.252
-------------------------------------------------------------------------------
Capital gains                  --               --               --
-------------------------------------------------------------------------------
  Total                     $0.258           $0.239            $0.252
-------------------------------------------------------------------------------
Share value:              NAV    POP           NAV            NAV   POP
-------------------------------------------------------------------------------
11/30/02                $5.17   $5.43         $5.12         $5.18  $5.35
-------------------------------------------------------------------------------
5/31/03                  5.58    5.86          5.52          5.60   5.79
-------------------------------------------------------------------------------
Current
dividend
rate 1                   9.25%   8.81%         8.70%         9.00%  8.71%
-------------------------------------------------------------------------------
Current
30-day SEC
yield 2                  7.57    7.20          6.80          7.23   7.07
-------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/03(most recent calendar quarter)

                       Class A             Class B             Class M
(inception dates)     (3/25/86)           (5/16/94)           (12/1/94)
                    NAV       POP        NAV     CDSC        NAV      POP
-------------------------------------------------------------------------------
6 months           16.11%   10.53%     15.66%   10.66%     16.15%   12.44%
-------------------------------------------------------------------------------
1 year             19.17    13.61      18.06    13.06      19.07    15.17
-------------------------------------------------------------------------------
5 years            -0.07    -4.78      -4.10    -5.24      -0.76    -3.97
Annual average     -0.01    -0.98      -0.83    -1.07      -0.15    -0.81
-------------------------------------------------------------------------------
10 years           58.05    50.59      44.93    44.93      54.96    49.88
Annual average      4.68     4.18       3.78     3.78       4.48     4.13
-------------------------------------------------------------------------------
Annual average
(life of fund)      7.41     7.10       6.47     6.47       7.11     6.90
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

JP Morgan Global High Yield Index is an unmanaged index of global high-yield debt securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed income securities.

Lehman GNMA Index is an unmanaged index of GNMA securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

S&P 500 Index is an unmanaged index of common  stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)

CORPORATE BONDS AND NOTES (85.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
           $369,065 Adams Outdoor Advertising bank term loan FRN
                    4.5843s, 2008 (acquired 4/2/03, cost $368,142) (RES)                                   $369,526
          4,852,762 Interact Operating Co. notes 14s, 2003 (In default) (NON) (PIK)                             485
          1,000,000 Lamar Advertising Co. Structured Notes Ser. 01-1 5 1/4s,
                    2006 (issued by COUNTS Trust)                                                           997,500
          1,500,000 Lamar Advertising Co. Structured Notes Ser. 01-6 9.84s,
                    2006 (issued by COUNTS Trust)                                                         1,511,250
          2,165,000 Lamar Media Corp. company guaranty 7 1/4s, 2013                                       2,257,013
                                                                                                      -------------
                                                                                                          5,135,774

Automotive (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,150,000 ArvinMeritor, Inc. notes 8 3/4s, 2012                                                 1,253,500
          3,935,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                         2,597,100
          3,880,000 Collins & Aikman Products, Inc. company guaranty
                    10 3/4s, 2011                                                                         3,356,200
            765,000 Dana Corp. notes 10 1/8s, 2010                                                          833,850
          1,955,000 Dana Corp. notes 9s, 2011                                                             2,038,088
            820,000 Dana Corp. notes 7s, 2029                                                               692,900
            565,000 Delco Remy International, Inc. company guaranty
                    11s, 2009                                                                               355,950
          1,265,000 Delco Remy International, Inc. company guaranty
                    10 5/8s, 2006                                                                           822,250
          3,260,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                2,885,100
          1,675,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       1,867,625
          2,520,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       2,664,900
EUR         450,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       568,229
         $2,790,000 Lear Corp. Structured Notes 8.46s, 2006
                    (issued by STEERS Credit Linked Trust 2001)                                           3,013,200
            760,000 Tenneco Automotive, Inc. company guaranty
                    Ser. B, 11 5/8s, 2009                                                                   680,200
                                                                                                      -------------
                                                                                                         23,629,092

Basic Materials (9.5%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Abitibi-Consolidated Finance LP company guaranty
                    7 7/8s, 2009                                                                             44,363
          3,805,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                         4,223,550
            280,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            229,600
          2,435,000 AK Steel Corp. company guaranty 7 3/4s, 2012                                          1,935,825
          5,274,910 Alabama River Newsprint bank term loan FRN 4 3/8s, 2004
                    (acquired various dates from 4/14/98 to 4/30/98,
                    cost $4,793,168) (RES)                                                                4,984,790
          3,805,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                          4,280,625
          2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    2,197,650
            645,000 Avecia Group PLC company guaranty 11s, 2009
                    (United Kingdom)                                                                        567,600
          2,440,000 Better Minerals & Aggregates Co. company guaranty
                    13s, 2009                                                                             1,659,200
          1,325,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                               1,470,750
          4,518,506 Doe Run Resources Corp. company guaranty Ser. A1,
                    11 3/4s, 2008 (acquired various dates from
                    11/29/02 to 5/27/03, cost $2,693,402) (RES) (PIK)                                     1,807,402
            730,000 Equistar Chemical notes 6 1/2s, 2006                                                    693,500
            750,000 Equistar Chemicals LP notes 8 3/4s, 2009                                                712,500
          5,615,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                5,699,225
          1,485,000 Equistar Chemicals LP/Equistar Funding Corp.
                    144A sr. notes 10 5/8s, 2011                                                          1,507,275
          1,000,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              1,020,000
          1,255,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                              1,298,925
            960,000 Georgia-Pacific Corp. debs. 7.7s, 2015                                                  873,600
          1,155,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              1,120,350
          1,115,000 Georgia-Pacific Corp. notes 7 1/2s, 2006                                              1,109,425
          2,765,000 Georgia-Pacific Corp. 144A sr. notes 8 7/8s, 2010                                     2,875,600
          6,605,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         7,595,750
          1,810,084 Huntsman Corp. bank term loan FRN Ser. A, 6.1291s,
                    2007 (acquired various dates from 3/1/02 to 5/1/03,
                    cost $1,447,715) (RES)                                                                1,626,059
            868,314 Huntsman Corp. bank term loan FRN Ser. B, 8 1/8s,
                    2007 (acquired various dates from 3/1/02 to 5/1/03,
                    cost $694,482) (RES)                                                                    780,035
          4,015,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         3,804,213
          5,905,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                    2,243,900
EUR       1,890,000 Huntsman International, LLC sr. sub. notes Ser. EXCH,
                    10 1/8s, 2009                                                                         1,967,036
         $1,050,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                               1,165,500
          1,385,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                               1,537,350
          4,855,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                               5,291,950
            890,000 ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009                                 916,700
          4,020,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003 (In default) (DEF)  (NON)                                                 241,200
          1,750,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                             1,776,250
            480,000 Lyondell Chemical Co. company guaranty 9 1/2s, 2008                                     460,800
          1,895,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,861,838
          3,110,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                    2,907,850
          1,880,000 Lyondell Chemical Co. 144A sec. notes 9 1/2s, 2008                                    1,804,800
EUR         265,000 MDP Acquisitions bonds 10 1/8s, 2012 (Ireland)                                          332,987
         $2,205,000 MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)                                 2,373,131
          1,197,194 MDP Acquisitions PLC sub. notes 15 1/2s, 2013 (Ireland) (PIK)                         1,358,815
          3,060,000 Millennium America, Inc. company guaranty 9 1/4s, 2008                                3,304,800
            735,000 Millennium America, Inc. 144A sr. notes 9 1/4s, 2008                                    793,800
          1,865,000 Noveon International bonds 13s, 2011                                                  1,902,300
          2,110,000 Noveon International company guaranty Ser. B, 11s, 2011                               2,363,200
          1,875,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                          1,631,250
          1,570,000 Oregon Steel Mills, Inc. company guaranty 10s, 2009                                   1,413,000
          3,060,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    3,213,000
            476,488 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                  409,780
          1,746,842 Pioneer Cos., Inc. sec. FRN 4.79s, 2006                                               1,476,081
          2,190,000 Potlatch Corp. company guaranty 10s, 2011                                             2,370,675
          1,200,000 Resolution Performance Products, LLC 144A sr. notes
                    9 1/2s, 2010                                                                          1,200,000
            145,000 Rhodia SA 144A sr. sub. notes 8 7/8s, 2011 (France)                                     145,363
          6,410,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         6,594,288
            445,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                           462,244
          4,055,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,284,550
          2,475,000 Salt Holdings Corp. 144A sr. disc. notes stepped-coupon
                    zero % (12s, 6/1/06), 2013 (STP)                                                      1,386,000
          1,585,000 Salt Holdings Corp. 144A sr. notes stepped-coupon
                    zero % (12 3/4s, 12/15/07), 2012 (STP)                                                1,077,800
            590,000 Smurfit-Stone Container Corp. company guaranty
                    8 1/4s, 2012                                                                            616,550
          2,895,000 Solutia, Inc. company guaranty 11 1/4s, 2009                                          2,316,000
          2,340,000 Steel Dynamics, Inc. company guaranty 9 1/2s, 2009                                    2,410,200
            603,999 Sterling Chemicals, Inc. sec. notes 10s, 2007 (PIK)                                     540,579
            468,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            503,100
          3,235,000 Stone Container Corp. sr. notes 8 3/8s, 2012                                          3,388,663
          4,215,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                4,488,975
          1,110,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         1,098,900
          2,860,000 Tembec Industries, Inc. company guaranty 8 1/2s,
                    2011 (Canada)                                                                         2,831,400
            980,000 Tembec Industries, Inc. company guaranty 7 3/4s,
                    2012 (Canada)                                                                           931,000
            170,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                   57,800
            920,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           312,800
          2,800,000 Ucar Finance, Inc. company guaranty 10 1/4s, 2012                                     2,691,500
          2,240,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             604,800
            187,000 Weirton Steel Corp. sr. notes FRN 10s, 2008 (In default) (NON)                           18,700
          2,390,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007
                    (In default) (NON)                                                                       11,950
          2,040,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,734,000
                                                                                                      -------------
                                                                                                        137,942,967

Beverage (0.2%)
-------------------------------------------------------------------------------------------------------------------
            570,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                594,938
          1,640,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                          1,758,900
            145,000 Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012                          151,888
                                                                                                      -------------
                                                                                                          2,505,726

Broadcasting (3.4%)
-------------------------------------------------------------------------------------------------------------------
             94,000 Acme Communications, Inc. sr. disc. notes Ser. B, 12s, 2005                              96,115
          4,140,000 British Sky Broadcasting PLC company guaranty 6 7/8s, 2009
                    (United Kingdom)                                                                      4,554,000
            185,000 DirecTV bank term loan FRN Ser. B, 4.7539s, 2010
                    (acquired 3/4/03, cost $185,000) (RES)                                                  185,833
          4,765,000 DirecTV Holdings, LLC 144A sr. notes 8 3/8s, 2013                                     5,277,238
         12,449,000 Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s, 2008
                    (In default) (NON)                                                                      404,593
          8,625,000 Echostar DBS Corp. sr. notes 10 3/8s, 2007                                            9,530,625
            700,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               749,875
          5,630,000 Echostar DBS Corp. sr. notes 9 1/8s, 2009                                             6,263,375
            280,000 Emmis Communications Corp. bank term loan FRN
                    Ser. C, 3 5/8s, 2009 (acquired 6/20/02, cost $280,000) (RES)                            280,100
            407,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                   352,055
            720,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 716,400
          2,667,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                2,616,994
          2,720,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                2,611,200
            170,000 Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                            134,300
            680,000 LIN Television Corp. 144A sr. sub. notes 6 1/2s, 2013                                   680,000
            150,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             131,250
          1,615,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                             1,469,650
          9,068,539 Quorum Broadcast Holdings, LLC notes stepped-coupon
                    zero % (15s, 5/15/06), 2009 (STP)                                                     6,347,977
          1,657,000 RCN Corp. sr. disc. notes Ser. B, zero %, 2008                                          621,375
          1,450,000 Sinclair Broadcast Group, Inc. 144A company guaranty
                    8s, 2012                                                                              1,535,188
          4,082,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                   4,265,690
            510,000 Young Broadcasting, Inc. company guaranty Ser. B,
                    8 3/4s, 2007                                                                            512,550
                                                                                                      -------------
                                                                                                         49,336,383

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,365,000 Atrium Cos., Inc. company guaranty Ser. B, 10 1/2s, 2009                              1,450,313
          1,450,000 Building Materials Corp. company guaranty 8s, 2008                                    1,290,500
          2,291,000 Dayton Superior Corp. company guaranty 13s, 2009                                      1,958,805
          2,360,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                           2,448,500
            240,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                        251,400
          1,470,000 Owens Corning bonds 7 1/2s, 2018 (In default) (NON)                                     565,950
          2,620,000 Owens Corning notes 7 1/2s, 2005 (In default) (NON)                                   1,008,700
                                                                                                      -------------
                                                                                                          8,974,168

Cable Television (2.1%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s, 2005
                    (In default) (NON)                                                                       22,000
            200,000 Adelphia Communications Corp. sr. notes 10 7/8s, 2010
                    (In default) (NON)                                                                      111,000
            155,000 Adelphia Communications Corp. sr. notes 9 3/8s, 2009
                    (In default) (NON)                                                                       87,575
          3,027,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009
                    (In default) (NON)                                                                    1,664,850
          1,119,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007
                    (In default) (NON)                                                                      615,450
            451,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009
                    (In default) (NON)                                                                      248,050
            234,062 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (DEF)  (NON)                                                                    23
          2,290,000 Century Cable Holdings bank term loan FRN 6 1/4s, 2009
                    (acquired various dates from 5/20/02 to 6/5/02,
                    cost $2,017,175) (RES)                                                                1,874,528
          1,467,929 Charter Communications Holdings, LLC bank term loan FRN
                    Ser. B, 3.57s, 2008 (acquired 3/16/99, cost $1,467,929) (RES)                         1,347,559
          1,515,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (12 1/8s, 1/15/07), 2012 (STP)                              666,600
          3,225,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                            1,499,625
          1,565,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                              860,750
          8,009,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 11 1/8s, 2011                                                               5,846,570
          4,921,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10 3/4s, 2009                                                               3,592,330
          1,620,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10 1/4s, 2010                                                               1,158,300
          1,735,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 10s, 2011                                                                   1,249,200
          1,070,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 9 5/8s, 2009                                                                  770,400
          1,100,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 5/8s, 2009                                                                  792,000
            380,000 Charter Communications Holdings, LLC/Capital Corp.
                    sr. notes 8 1/4s, 2007                                                                  277,400
            880,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                               904,200
          1,215,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s, 2010                      1,312,200
          1,670,000 Olympus Cable bank term loan FRN Ser. B, 6 1/4s, 2010
                    (acquired various dates from 5/20/02 to 11/6/02,
                    cost $1,451,825) (RES)                                                                1,474,610
            510,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                          545,700
          6,120,000 TeleWest Communications PLC debs. 11s, 2007
                    (United Kingdom) (In default) (NON)                                                   1,805,400
            180,000 TeleWest Communications PLC debs. 9 5/8s, 2006
                    (United Kingdom) (In default) (NON)                                                      53,100
            965,000 TeleWest Communications PLC sr. notes Ser. S, 9 7/8s,
                    2010 (United Kingdom) (In default) (NON)                                                265,375
            385,000 TeleWest Communications PLC 144A sr. notes 11 1/4s,
                    2008 (United Kingdom) (In default) (NON)                                                113,575
            600,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009
                    (Netherlands) (In default) (NON)                                                         76,500
         14,980,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero % (13 3/4s, 2/1/05), 2010 (Netherlands)
                    (In default) (NON) (STP)                                                              1,872,500
            510,000 United Pan-Europe NV 144A bonds 10 7/8s, 2009
                    (Netherlands) (In default) (NON)                                                        104,550
                                                                                                      -------------
                                                                                                         31,211,920

Capital Goods (8.5%)
-------------------------------------------------------------------------------------------------------------------
          1,030,000 Advanced Glass Fiber Yarns bank term loan FRN Ser. A,
                    6 3/4s, 2004 (acquired 9/12/02, cost $721,000) (RES)                                    618,000
            940,000 Advanced Glass Fiber Yarns sr. sub. notes 9 7/8s, 2009
                    (In default) (NON)                                                                       47,000
          3,367,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      3,299,660
            237,857 Allied Waste Industries, Inc. bank term loan FRN 4.5287s,
                    2010 (acquired 4/25/03, cost $237,857) (RES)                                            239,170
             39,643 Allied Waste Industries, Inc. bank term loan FRN Ser. C,
                    4.5287s, 2010 (acquired 4/25/03, cost $39,643) (RES)                                     39,851
          3,655,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 10s, 2009                                                                     3,842,319
          1,895,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 7/8s, 2008                                                                  2,022,881
          4,660,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 8 1/2s, 2008                                                                  4,927,950
            160,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 5/8s, 2006                                                                    164,400
          1,000,000 Allied Waste North America, Inc. company guaranty
                    Ser. B, 7 3/8s, 2004                                                                  1,020,000
          5,555,000 Allied Waste North America, Inc. 144A company guaranty
                    9 1/4s, 2012                                                                          5,957,738
          1,025,000 Applied Extrusion Technologies, Inc. company guaranty
                    Ser. B, 10 3/4s, 2011                                                                   748,250
          6,640,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         6,042,400
            550,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                   500,500
             50,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                           36,750
          1,072,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                  771,840
          4,030,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    2,921,750
            865,000 Berry Plastics Corp. company guaranty 10 3/4s, 2012                                     942,850
          4,903,000 Blount, Inc. company guaranty 13s, 2009                                               3,824,340
          3,285,000 Blount, Inc. company guaranty 7s, 2005                                                3,055,050
          2,755,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     2,520,825
          1,090,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                               1,046,400
EUR       1,025,000 BSN Financing Co. SA company guaranty Ser. EUR,
                    10 1/4s, 2009 (Luxembourg)                                                            1,169,238
         $1,665,000 Crown Holdings SA 144A sec. notes 10 7/8s,
                    2013 (France)                                                                         1,756,575
          5,420,000 Crown Holdings SA 144A sec. notes 9 1/2s,
                    2011 (France)                                                                         5,650,350
          5,000,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                     2,250,000
          2,530,000 Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012                                        2,643,850
          3,770,000 FIMEP SA 144A sr. notes 10 1/2s, 2013 (France)                                        4,128,150
            404,623 Flowserve Corp. bank term loan FRN Ser. C, 4.0956s,
                    2009 (acquired 4/30/02, cost $404,623) (RES)                                            404,455
          2,321,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                        2,669,150
            380,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                   186,200
         16,462,890 Grove Investors, LLC notes 14 1/2s, 2010 (PIK)                                           82,314
            460,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                445,050
          2,250,000 High Voltage Engineering Corp. sr. notes 10 3/4s, 2004                                  360,000
          7,160,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (In default) (NON) (STP)                                           143,200
EUR       1,025,000 Invensys, PLC sr. unsub. notes 5 1/2s, 2005 (United Kingdom)                          1,047,493
         $1,185,000 Jordan Industries, Inc. sr. notes Ser. D, 10 3/8s, 2007                                 497,700
          1,445,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 5/8s, 2010                              1,549,763
            620,000 K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                648,675
          2,220,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                      2,325,450
          1,000,000 L-3 Communications Corp. Structured Notes Ser. 01-5,
                    8.82s, 2009 (Issued by COUNTS Trust)                                                  1,010,000
            390,000 L-3 Communications Corp. 144A Structured Notes
                    8 1/2s, 2006 (Issued by Credit and Repackaged
                    Securities, Ltd.) (Cayman Islands)                                                      439,647
          2,845,000 Laidlaw International Inc, 144A sr. notes 10 3/4s, 2011                               2,859,225
          1,560,000 Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada) (In default) (NON)                            778,050
            490,000 Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada) (In default) (NON)                            249,288
          3,545,000 Laidlaw, Inc. notes 7.65s, 2006 (Canada) (In default) (NON)                           1,794,656
          1,155,000 Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012                              1,273,388
EUR         705,000 Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011                                870,534
         $4,180,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                3,636,600
          5,505,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    5,835,300
          2,775,000 Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012                                      2,951,906
          2,110,000 Owens-Brockway Glass 144A sr. notes 8 1/4s, 2013                                      2,131,100
          1,970,000 Owens-Brockway Glass 144A sr. sec. notes 7 3/4s, 2011                                 2,014,325
          1,740,000 Oxford Industries Inc. 144A sr. notes 8 7/8s, 2011                                    1,748,700
            685,000 Pliant Corp. company guaranty 13s, 2010                                                 630,200
          1,980,000 Pliant Corp. 144A sec. notes 11 1/8s, 2009                                            2,039,400
          2,730,000 Roller Bearing Company of America company guaranty
                    Ser. B, 9 5/8s, 2007                                                                  2,320,500
          1,125,000 Sequa Corp. sr. notes 9s, 2009                                                        1,192,500
          2,580,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                            2,709,000
            890,000 Siebe PLC 144A notes 7 1/8s, 2007 (United Kingdom)                                      743,150
            780,000 Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)                                 588,900
            915,000 Sweetheart Cup Co. company guaranty 12s, 2004                                           796,050
          4,520,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               4,418,300
            750,000 Terex Corp. company guaranty 8 7/8s, 2008                                               761,250
          2,550,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                    2,715,750
          1,260,000 Trimas Corp. company guaranty 9 7/8s, 2012                                            1,272,600
          1,060,000 Trimas Corp. 144A company guaranty 9 7/8s, 2012                                       1,070,600
          1,633,007 United Defense Industries, Inc. bank term loan FRN
                    Ser. B, 3.32s, 2009 (acquired 7/1/02, cost $1,633,007) (RES)                          1,633,590
                                                                                                      -------------
                                                                                                        123,032,046

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------------------------------------------
EUR       1,250,000 CB Bus AB sr. sub. notes 11s, 2010 (Sweden)                                             999,600
         $4,425,000 Coinmach Corp. sr. notes 9s, 2010                                                     4,679,438
          5,172,889 Derby Cycle Corp. (The) sr. notes 10s, 2008 (In default) (NON)                          284,509
DEM       2,667,049 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008 (In default) (NON)                        88,200
         $2,620,000 IESI Corp. company guaranty 10 1/4s, 2012                                             2,698,600
          2,900,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006
                    (In default) (NON)                                                                       29,000
                                                                                                      -------------
                                                                                                          8,779,347

Communication Services (7.6%)
-------------------------------------------------------------------------------------------------------------------
          1,445,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          664,700
          2,840,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                 2,158,400
          1,260,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                   926,100
          3,943,000 Alamosa PCS Holdings, Inc. company guaranty
                    stepped-coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                  2,109,505
          4,900,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                 1,837,500
          2,020,000 American Tower Corp. sr. notes 9 3/8s, 2009                                           1,989,700
          3,790,000 American Tower Escrow Corp. 144A disc. notes
                    zero %, 2008                                                                          2,368,750
          3,010,000 American Tower, Inc. Structured Notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2001)                                           3,040,100
          2,330,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda) (In default) (NON)                                                            302,900
          2,861,215 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010 (In default) (NON)                           57,224
            205,000 Colt Telecommunications Group PLC sr. disc. notes
                    12s, 2006 (United Kingdom)                                                              200,900
          1,360,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (10 3/8s, 5/15/04), 2011 (STP)                                  1,224,000
          3,255,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                               3,255,000
            705,000 Crown Castle International Corp. sr. notes 9s, 2011                                     697,950
            755,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                     796,525
            970,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                         1,008,800
          1,485,000 Fairpoint Communications Inc. sr. sub. notes 12 1/2s, 2010                            1,514,700
          7,840,000 Firstworld Communication Corp. sr. disc. notes zero %,
                    2003 (In default) (NON)                                                                     784
            681,634 Globix Corp. company guaranty 11s, 2008 (PIK)                                           511,226
            550,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         66,000
          4,430,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (In default) (NON) (STP)                                           265,800
          2,282,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           433,580
          2,215,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010 (In default) (NON)                                                        287,950
          2,070,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   1,976,850
            775,000 MCI Communications Corp. debs. 7 3/4s, 2025 (In default) (NON)                          600,625
            775,000 MCI Communications Corp. debs. 7 3/4s, 2024                                             600,625
          1,110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                           22,200
          1,020,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009
                    (In default) (NON)                                                                       51,000
          3,830,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008
                    (In default) (NON)                                                                      191,500
          3,011,000 Millicom International Cellular SA 144A sr. notes 11s, 2006
                    (Luxembourg)                                                                          2,830,340
          3,182,500 Nextel Communications, Inc. bank term loan FRN
                    Ser. A, 2.5641s, 2007 (acquired various dates from
                    10/30/02 to 11/14/02, cost $2,806,131) (RES)                                          3,025,364
             75,000 Nextel Communications, Inc. sr. disc. notes 9.95s, 2008                                  78,375
          1,745,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       1,880,238
          3,450,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                    3,760,500
            210,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                      225,225
          4,455,000 Nextel Partners, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 2/1/04), 2009 (STP)                                                             4,510,688
          2,205,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                         2,458,575
          2,645,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             2,843,375
          2,065,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             2,219,875
          5,180,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005
                    (In default) (NON)                                                                    1,295,000
          1,695,000 PanAmSat Corp. company guaranty 8 1/2s, 2012                                          1,813,650
          2,035,000 Qwest Capital Funding, Inc. company guaranty
                    7 3/4s, 2006                                                                          1,841,675
          8,940,000 Qwest Corp. 144A notes 8 7/8s, 2012                                                  10,057,500
          8,660,000 Qwest Services Corp. 144A notes 13 1/2s, 2010                                         9,850,750
          2,700,000 Rogers Cantel, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                                2,740,500
            750,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                603,750
          1,705,000 SBA Communications Corp. sr. disc. notes 12s, 2008                                    1,577,125
          1,895,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                      1,563,375
            498,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       592,620
            565,000 Telecorp PCS, Inc. company guaranty stepped-coupon
                    zero % (11 5/8s, 4/15/04), 2009 (STP)                                                   580,538
          9,175,000 Telus Corp. notes 8s, 2011 (Canada)                                                  10,516,844
            975,000 Time Warner Telecom, Inc. bank term loan FRN Ser. A,
                    3.04s, 2009 (acquired 1/8/03, cost $838,500) (RES)                                      913,250
          1,155,000 Time Warner Telecom, Inc. sr. notes 10 1/8s, 2011                                     1,016,400
          2,395,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,107,600
          3,905,000 Triton PCS, Inc. company guaranty zero %, 2008                                        4,139,300
            720,000 Triton PCS, Inc. 144A sr. notes 8 1/2s, 2013                                            741,600
          1,590,000 TSI Telecommunication Services, Inc. company guaranty
                    Ser. B, 12 3/4s, 2009                                                                 1,542,300
          1,907,000 UbiquiTel Operating Co. 144A company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                        896,290
          5,350,000 US UnWired, Inc. company guaranty stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         1,926,000
          1,580,000 US West Capital Funding, Inc. company guaranty
                    6 1/4s, 2005                                                                          1,465,450
                                                                                                      -------------
                                                                                                        110,774,966

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
          9,795,000 Tyco International Group SA company guaranty
                    6 3/8s, 2006 (Luxembourg)                                                            10,088,850
          2,290,000 Tyco International Group SA notes 6 3/8s, 2011
                    (Luxembourg)                                                                          2,295,725
                                                                                                      -------------
                                                                                                         12,384,575

Consumer (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,275,000 Icon Health & Fitness company guaranty 11 1/4s, 2012                                  4,488,750
            502,007 Jostens, Inc. bank term loan FRN Ser. C, 4.04s, 2009
                    (acquired 7/30/02, cost $502,007) (RES)                                                 501,275
          1,230,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                            1,439,100
          7,045,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          7,045,000
                                                                                                      -------------
                                                                                                         13,474,125

Consumer Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,695,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                3,011,663
            350,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                  385,000
          1,650,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         1,650,000
            555,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 567,488
          1,890,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                  1,965,600
          1,900,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                               133,000
          2,900,000 Remington Arms Co., Inc. 144A company guaranty
                    10 1/2s, 2011                                                                         2,907,250
          1,515,000 Revlon Consumer Products sr. notes 9s, 2006                                             924,150
          1,400,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         854,000
                                                                                                      -------------
                                                                                                         12,398,151

Consumer Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,475,000 Brand Services, Inc. company guaranty 12s, 2012                                       1,622,500
          1,390,000 United Rentals (North America), Inc. company guaranty
                    Ser. B, 10 3/4s, 2008                                                                 1,480,350
          2,680,000 Williams Scotsman, Inc. company guaranty 9 7/8s, 2007                                 2,532,600
                                                                                                      -------------
                                                                                                          5,635,450

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,880,000 Fleming Cos., Inc. company guaranty 10 1/8s, 2008
                    (In default) (NON)                                                                      460,800
          2,070,000 Fleming Cos., Inc. sr. notes 9 1/4s, 2010 (In default) (NON)                            362,250
                                                                                                      -------------
                                                                                                            823,050

Energy (6.3%)
-------------------------------------------------------------------------------------------------------------------
          2,615,000 Belden & Blake Corp. company guaranty Ser. B,
                    9 7/8s, 2007                                                                          2,458,100
          1,330,000 Bluewater Finance, Ltd. 144A sr. notes 10 1/4s, 2012                                  1,343,300
          2,810,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                       3,013,725
          1,700,000 Chesapeake Energy Corp. company guaranty 9s, 2012                                     1,878,500
            510,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                   553,350
            595,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                  623,263
          3,805,000 Chesapeake Energy Corp. 144A sr. notes 7 1/2s, 2013                                   3,957,200
             50,000 Compton Petro Corp. sr. notes 9.9s, 2009 (Canada)                                        54,000
          3,615,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                               3,886,125
            277,500 Constellation Energy Group, Inc. bank term loan FRN
                    Ser. B, 4.0625s, 2008 (acquired 3/20/03,
                    cost $277,500) (RES)                                                                    278,333
          2,905,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                           2,934,050
            830,000 El Paso Energy Partners LP company guaranty Ser. B,
                    8 1/2s, 2011                                                                            883,950
          1,680,000 Encore Acquisition Co. company guaranty 8 3/8s, 2012                                  1,780,800
          2,325,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                        2,383,125
          1,370,000 Forest Oil Corp. sr. notes 8s, 2011                                                   1,448,775
          1,320,000 Forest Oil Corp. sr. notes 8s, 2008                                                   1,392,600
          3,190,000 Gazprom OAO 144A notes 9 5/8s, 2013 (Russia)                                          3,569,610
          1,295,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                              1,405,075
          1,130,000 Key Energy Services, Inc. sr. notes 6 3/8s, 2013                                      1,145,538
          1,230,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                         1,322,250
          3,120,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                       3,432,000
          1,540,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                           1,755,600
          2,290,000 Parker Drilling Co. company guaranty Ser. B, 10 1/8s, 2009                            2,393,050
            138,750 Peabody Energy Corp. bank term loan FRN Ser. B, 3.8111s,
                    2010 (acquired 3/20/03, cost $138,750) (RES)                                            139,478
            650,000 Pemex Project Funding Master Trust 144A bonds
                     8 5/8s, 2022                                                                           760,500
          1,430,000 Pemex Project Funding Master Trust 144A notes
                    7 3/8s, 2014                                                                          1,580,150
          3,860,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          4,752,397
          1,085,000 Pioneer Natural Resources Co. company guaranty
                    7.2s, 2028                                                                            1,171,800
          1,475,000 Plains All American Pipeline LP/Plains All American Finance
                    Corp. company guaranty 7 3/4s, 2012                                                   1,607,750
          2,360,000 Plans Exploration & Production Co. company guaranty
                    Ser. B, 8 3/4s, 2012                                                                  2,513,400
          1,855,000 Plans Exploration & Production Co. 144A sr. sub. notes
                    8 3/4s, 2012                                                                          1,975,575
          1,805,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                1,985,500
            270,000 Pride International, Inc. sr. notes 10s, 2009                                           294,975
          3,000,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 3,105,000
          1,475,000 Seven Seas Petroleum, Inc. sr. notes Ser. B, 12 1/2s, 2005
                    (In default) (NON)                                                                      162,250
          2,895,000 Star Gas Partners LP/Star Gas Finance Co. 144A sr. notes
                    10 1/4s, 2013                                                                         2,967,375
          1,555,000 Star Gas Propane bank term loan FRN 8.04s, 2009
                    (acquired 5/7/03, cost $1,523,900) (RES)                                              1,531,675
            490,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        509,600
          2,390,000 Stone Energy Corp. sr. sub. notes 8 1/4s, 2011                                        2,509,500
          1,380,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                         1,462,800
          1,960,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                          2,048,200
          1,350,000 Tesoro Petroleum Corp. 144A sr. disc. notes 8s, 2008                                  1,350,000
          3,060,000 Trico Marine Services, Inc. company guaranty 8 7/8s, 2012                             2,692,800
            565,000 Universal Compression, Inc. 144A sr. notes 7 1/4s, 2010                                 571,356
          1,140,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,231,200
          3,330,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                   3,554,775
            595,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     617,313
          1,740,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                1,887,900
          1,415,000 Westport Resources Corp. 144A company guaranty
                    8 1/4s, 2011                                                                          1,535,275
          3,475,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004
                    (In default) (NON)                                                                    1,042,500
          1,490,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               1,646,450
            855,000 XTO Energy, Inc. 144A sr. notes 6 1/4s, 2013                                            891,338
                                                                                                      -------------
                                                                                                         91,991,151

Entertainment (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012                                   1,563,750
          1,480,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2011                                   1,528,100
          2,555,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                   2,606,100
          2,281,034 Carmike Cinemas, Inc. bank term loan FRN Ser. B, 7 3/4s,
                    2005 (acquired various dates from 8/7/00 to 3/6/02,
                    cost $1,772,146) (RES)                                                                2,264,640
          1,755,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                       1,886,625
            725,000 Cinemark USA, Inc. 144A sr. sub. notes 9s, 2013                                         779,375
          6,695,000 Premier Parks, Inc. sr. notes 10s, 2007                                               6,711,738
          1,600,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                        160
            200,000 Six Flags, Inc. bank term loan FRN Ser. B, 3.57s, 2009
                    (acquired 1/15/03, cost $199,750) (RES)                                                 198,500
          3,845,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                3,667,169
                                                                                                      -------------
                                                                                                         21,206,157

Financial (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,810,000 Advanta Corp. 144A company guaranty Ser. B, 8.99s, 2026                               2,477,150
          1,650,000 Chevy Chase Savings Bank, Inc. sub. debs. 9 1/4s, 2005                                1,654,125
            820,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009
                    (In default) (NON)                                                                      348,500
            820,000 Conseco, Inc. 144A company guaranty 8 3/4s, 2006
                    (In default) (NON)                                                                      348,500
            440,000 Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)                                 446,600
          3,420,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009 (R)                           3,669,318
          8,894,000 Finova Group, Inc. notes 7 1/2s, 2009                                                 3,624,305
          1,364,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005
                    (In default) (NON)                                                                        3,410
          2,155,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                      2,316,625
          1,660,000 iStar Financial, Inc. sr. notes 7s, 2008 (R)                                          1,713,950
          1,425,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008
                    (In default) (NON)                                                                        7,125
          1,612,000 Ocwen Federal Bank sub. debs. 12s, 2005                                               1,620,060
             26,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                                26,130
          5,155,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       5,155,000
          2,795,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,367,975
          1,910,000 UBS AG/Jersey Branch sr. notes Ser. EMTN, 9.14s,
                    2008 (Jersey)                                                                         1,910,000
          2,310,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        2,448,600
                                                                                                      -------------
                                                                                                         31,137,373

Food (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,533,970 Archibald Candy Corp. company guaranty 10s, 2007 (PIK)                                  920,382
          3,605,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                1,514,100
             45,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                              18,900
            665,000 Dean Foods Co. sr. notes 6 5/8s, 2009                                                   689,938
            970,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                 1,054,875
          2,170,000 Del Monte Corp. 144A sr. sub. notes 8 5/8s, 2012                                      2,302,913
            464,376 Del Monte Foods Co. bank term loan FRN Ser. B,
                    5.0643s, 2010 (acquired 12/16/02, cost $462,054) (RES)                                  468,556
          1,490,000 Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007                                        1,363,350
             71,477 Dole Food Co. bank term loan FRN Ser. B, 5 1/8s, 2008
                    (acquired 3/28/03, cost $71,477) (RES)                                                   71,596
            755,000 Dole Food Co. sr. notes 7 1/4s, 2009                                                    796,525
            955,000 Dole Food Co. 144A sr. notes 8 7/8s, 2011                                             1,012,300
          3,365,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                              2,254,550
          4,150,000 Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                             3,112,500
          2,860,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                      3,146,000
          4,510,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                   4,149,200
         11,243,738 RAB Holdings, Inc. sr. notes zero %, 2010                                             1,124,374
          3,125,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  1,250,000
            469,971 Suiza Foods Corp. bank term loan FRN Ser. B, 3.54s, 2008
                    (acquired 4/26/02, cost $473,202) (RES)                                                 470,078
          5,835,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009 (In default) (NON)                                                      1,167,000
                                                                                                      -------------
                                                                                                         26,887,137

Gaming & Lottery (5.7%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Aladdin Gaming Holdings, LLC sr. disc. notes Ser. B, zero %,
                    2010 (In default) (NON)                                                                  10,550
          2,475,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                2,747,250
          3,200,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                      3,488,000
            440,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               469,700
          2,870,000 Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012                                         3,070,900
          1,485,000 Chumash Casino & Resort Enterprise 144A sr. notes
                    9s, 2010                                                                              1,596,375
          2,810,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                  3,062,900
            870,000 Herbst Gaming, Inc. 144A sec. sr. notes 10 3/4s, 2008                                   948,300
          2,470,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                            2,352,675
          4,010,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                               4,230,550
          3,030,000 International Game Technology sr. notes 8 3/8s, 2009                                  3,643,575
          3,260,000 Majestic Investor Holdings/Capital Corp. company guaranty
                    11.653s, 2007                                                                         3,227,400
            330,000 MGM Mirage, Inc. coll. sr. notes 6 7/8s, 2008                                           348,975
          5,470,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                        6,276,825
            865,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          953,663
          1,370,000 Mirage Resorts, Inc. notes 6 3/4s, 2008                                               1,445,350
            685,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  731,238
          3,650,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           3,850,750
          1,530,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                           1,625,625
          4,550,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                 4,868,500
          1,575,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                            1,708,875
            435,000 Park Place Entertainment Corp. sr. sub. notes 8 1/8s, 2011                              460,013
          1,420,000 Park Place Entertainment Corp. 144A sr. notes 7s, 2013                                1,462,600
          6,550,000 Peninsula Gaming, LLC company guaranty 12 1/4s, 2006                                  6,713,750
          1,265,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                         1,391,500
          4,500,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                4,725,000
            185,000 Pinnacle Entertainment, Inc. bank term loan FRN Ser. B,
                    5.9425s, 2008 (acquired 4/3/03, cost $182,688) (RES)                                    185,116
            850,000 Pinnacle Entertainment, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                        813,875
          1,085,000 Resorts International Hotel and Casino, Inc. company
                    guaranty 11 1/2s, 2009                                                                  984,638
          1,720,000 Riviera Holdings Corp. company guaranty 11s, 2010                                     1,625,400
            648,375 Scientific Gaming bank term loan FRN Ser. B, 4.88s, 2008
                    (acquired 12/11/02, cost $645,133) (RES)                                                649,023
          3,200,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                          3,424,000
          5,735,000 Trump Casino Holdings, LLC 144A mtge. 11 5/8s, 2010                                   5,276,200
          3,640,000 Venetian Casino Resort, LLC company guaranty
                    11s, 2010                                                                             3,981,250
            385,000 Wheeling Island Gaming, Inc. company guaranty
                    10 1/8s, 2009                                                                           388,850
                                                                                                      -------------
                                                                                                         82,739,191

Health Care (6.4%)
-------------------------------------------------------------------------------------------------------------------
          1,155,000 ALARIS Medical Systems, Inc. company guaranty
                    9 3/4s, 2006                                                                          1,195,425
          3,390,000 ALARIS Medical Systems, Inc. sec. notes Ser. B,
                    11 5/8s, 2006                                                                         4,068,000
          1,290,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 8/1/03), 2008 (STP)                                                         1,348,050
          7,161,500 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                 7,447,960
             63,100 Alderwoods Group, Inc. company guaranty 11s, 2007                                        63,889
          2,950,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                   2,920,500
          1,730,000 AmerisourceBergen Corp. company guaranty
                    7 1/4s, 2012                                                                          1,868,400
          2,470,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                        2,710,825
          1,355,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,490,500
          3,500,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                    3,692,500
            298,500 Community Health Systems, Inc. bank term loan FRN
                    Ser. B, 3.84s, 2010 (acquired 7/11/02, cost $298,500) (RES)                             297,241
            745,000 Dade Behring, Inc. company guaranty 11.91s, 2010                                        838,125
          2,040,000 Extendicare Health Services, Inc. company guaranty
                    9 1/2s, 2010                                                                          2,060,400
            164,538 Genesis Health Ventures, Inc. sec. notes FRN 6.29s, 2007                                162,893
          1,550,000 Hanger Orthopedic Group, Inc. company guaranty
                    10 3/8s, 2009                                                                         1,658,500
            140,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                           150,500
          3,090,000 HCA, Inc. debs. 7.19s, 2015                                                           3,366,527
          2,210,000 HCA, Inc. notes 8 3/4s, 2010                                                          2,659,623
          2,040,000 HCA, Inc. notes 8.36s, 2024                                                           2,323,984
            165,000 HCA, Inc. notes 7s, 2007                                                                179,045
            930,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                      1,056,117
          4,509,000 Healthsouth Corp. notes 7 5/8s, 2012 (In default) (NON)                               2,998,485
          1,245,000 Healthsouth Corp. sr. notes 8 1/2s, 2008 (In default) (NON)                             840,375
            955,000 Healthsouth Corp. sr. notes 8 3/8s, 2011 (In default) (NON)                             635,075
          1,930,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008 (In default) (NON)                       714,100
          1,645,000 IASIS Healthcare Corp. company guaranty 13s, 2009                                     1,834,175
            745,000 IASIS Healthcare Corp. 144A sr. sub. notes 8 1/2s, 2009                                 745,931
          3,620,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                          3,728,600
          5,335,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008
                    (In default) (NON)                                                                    1,867,250
          1,040,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007
                    (In default) (NON)                                                                    1,003,600
            612,806 Mariner Health Care, Inc. company guaranty FRN
                    6.85s, 2009                                                                             600,550
            185,000 Medex Inc. bank term loan FRN 5.07s, 2009
                    (acquired 5/16/03, cost $184,538) (RES)                                                 185,578
          7,800,000 Mediq, Inc. debs. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                               780
          2,930,000 MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012                                 2,856,750
         15,935,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         239,025
          1,420,000 NYCO Holdings 144A 11 1/2s, 2013                                                      1,675,765
          2,360,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                  2,548,800
          4,780,000 PacifiCare Health Systems, Inc. company guaranty
                    10 3/4s, 2009                                                                         5,258,000
          2,115,000 Province Healthcare Co. sr. sub. notes 7 1/2s, 2013                                   2,115,000
          1,150,000 Service Corp. International debs. 7 7/8s, 2013                                        1,150,000
            610,000 Service Corp. International notes 7.7s, 2009                                            616,100
            290,000 Service Corp. International notes 7.2s, 2006                                            292,900
             90,000 Service Corp. International notes 6 7/8s, 2007                                           89,550
            435,000 Service Corp. International notes 6 1/2s, 2008                                          426,300
          4,230,000 Service Corp. International notes 6s, 2005                                            4,251,150
          1,045,000 Service Corp. International notes Ser. (a), 7.7s, 2009                                1,055,450
          3,230,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                         3,601,450
          2,250,000 Triad Hospitals Holdings company guaranty
                    Ser. B, 11s, 2009                                                                     2,508,750
            983,636 Triad Hospitals, Inc. bank term loan FRN Ser. B, 4.32s,
                    2008 (acquired 4/23/01, cost $993,473) (RES)                                            987,325
          5,075,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                           5,506,375
          1,130,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                              1,226,050
                                                                                                      -------------
                                                                                                         93,118,243

Homebuilding (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,130,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                  1,234,525
            940,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                       1,029,300
          1,105,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           1,209,975
          1,070,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                              1,155,600
            710,000 D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                717,100
          2,030,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                         2,354,800
            930,000 K. Hovnanian Enterprises, Inc. company guaranty
                    8 7/8s, 2012                                                                            985,800
            380,000 K. Hovnanian Enterprises, Inc. company guaranty 8s, 2012                                402,800
            800,000 K. Hovnanian Enterprises, Inc. 144A sr. sub. notes
                    7 3/4s, 2013                                                                            814,000
          3,040,000 KB Home sr. sub. notes 9 1/2s, 2011                                                   3,344,000
            220,000 KB Home sr. sub. notes 7 3/4s, 2010                                                     232,100
          1,575,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             1,795,500
             75,000 Ryland Group, Inc. sr. sub. notes 9 1/8s, 2011                                           83,625
             95,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           99,038
          2,150,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                    2,408,000
            150,000 Schuler Homes, Inc. company guaranty 9s, 2008                                           156,750
            150,000 Technical Olympic USA, INC. company guaranty
                    10 3/8s, 2012                                                                           156,750
            510,000 Technical Olympic USA, INC. company guaranty 9s, 2010                                   530,400
            370,000 Technical Olympic USA, INC. 144A sr. sub. notes
                    10 3/8s, 2012                                                                           386,650
            210,000 Toll Corp. company guaranty 8 1/8s, 2009                                                221,550
          1,590,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,733,100
            625,000 WCI Communities, Inc. company guaranty 10 5/8s, 2011                                    676,563
          2,260,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                   2,333,450
                                                                                                      -------------
                                                                                                         24,061,376

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            925,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  883,375
         12,239,069 Sealy Mattress Co. 144A sr. notes zero %, 2008                                       11,321,139
                                                                                                      -------------
                                                                                                         12,204,514

Lodging/Tourism (2.4%)
-------------------------------------------------------------------------------------------------------------------
          4,140,000 FelCor Lodging LP company guaranty 9 1/2s, 2008 (R)                                   4,140,000
          3,415,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                3,662,588
          1,195,000 HMH Properties, Inc. company guaranty Ser. A, 7 7/8s, 2005                            1,218,900
          1,150,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            1,147,125
          3,645,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    3,736,125
          1,710,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)                            1,804,050
          7,300,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006 (R)                                   7,427,750
          3,295,000 ITT Corp. notes 6 3/4s, 2005                                                          3,406,206
          4,520,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels
                    Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                      4,610,400
          2,190,000 RFS Partnership LP company guaranty 9 3/4s, 2012                                      2,217,375
          1,270,000 Starwood Hotels & Resorts Worldwide, Inc. company
                    guaranty 7 3/8s, 2007                                                                 1,330,325
            231,250 Wyndham International, Inc. bank term loan FRN
                    6.029s, 2006 (acquired 5/21/03, cost $185,000) (RES)                                    185,867
                                                                                                      -------------
                                                                                                         34,886,711

Media (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Capital Records Inc. 144A company guaranty 8 3/8s, 2009                                 974,873
GBP         445,000 EMI Group eurobonds 9 3/4s, 2008 (United Kingdom)                                       724,625
                                                                                                      -------------
                                                                                                          1,699,498

Publishing (3.7%)
-------------------------------------------------------------------------------------------------------------------
           $231,250 Affinity Group Holdings bank term loan FRN 5.279s, 2009
                    (acquired 5/27/03, cost $230,672) (RES)                                                 231,395
          6,648,000 Affinity Group Holdings sr. notes 5.279s, 2007                                        6,731,100
            995,000 CanWest Media, Inc. 144A notes 7 5/8s, 2013 (Canada)                                  1,044,750
          2,700,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             2,774,250
          1,730,000 Hollinger International Publishing, Inc. sr. notes 9s, 2010                           1,812,175
          4,237,274 Hollinger Participation Trust 144A sr. notes 12 1/8s, 2010
                    (Canada) (PIK)                                                                        4,491,510
          2,320,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011
                    (In default) (NON)                                                                       17,400
          2,190,000 Mail-Well I Corp. company guaranty 9 5/8s, 2012                                       2,233,800
            185,000 Moore Wallace bank term loan FRN Ser. B, 4.2688s, 2010
                    (acquired 3/13/03, cost $185,000) (RES)                                                 185,809
          4,700,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          4,911,500
          2,440,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          2,409,500
          3,465,000 PRIMEDIA, Inc. 144A sr. notes 8s, 2013                                                3,473,663
          1,550,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                        1,232,250
          2,890,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                 3,207,900
          2,760,000 RH Donnelley Finance Corp. I 144A sr. notes 8 7/8s, 2010                              3,008,400
          2,200,000 RH Donnelley Finance Corp. I 144A sr. sub. notes
                    10 7/8s, 2012                                                                         2,491,500
          3,595,000 Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009                                   3,478,163
          4,280,000 Vertis, Inc. 144A sec. notes 9 3/4s, 2009                                             4,301,400
          5,928,090 Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                         5,335,281
                                                                                                      -------------
                                                                                                         53,371,746

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,090,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                 1,194,913
          2,310,000 Sbarro, Inc. company guaranty 11s, 2009                                               2,234,925
          1,480,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              1,694,600
          1,020,000 Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                              1,122,000
          3,600,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                               3,951,000
                                                                                                      -------------
                                                                                                         10,197,438

Retail (2.5%)
-------------------------------------------------------------------------------------------------------------------
            174,135 Advance Stores bank term loan FRN Ser. C, 4.0625s,
                    2007 (acquired 3/4/03, cost $174,135) (RES)                                             174,353
          2,390,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                               2,246,600
          3,925,000 Autonation, Inc. company guaranty 9s, 2008                                            4,278,250
          1,340,000 Gap, Inc. (The) notes 6.9s, 2007                                                      1,440,500
          1,445,000 Hollywood Entertainment Corp. sr. sub. notes 9 5/8s, 2011                             1,538,925
          3,140,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                             2,951,600
          4,895,000 JC Penney Co., Inc. debs. 7.95s, 2017                                                 4,723,675
            300,000 JC Penney Co., Inc. debs. 7.65s, 2016                                                   285,000
          1,000,000 JC Penney Co., Inc. notes 9s, 2012                                                    1,070,000
            100,000 JC Penney Co., Inc. notes 8s, 2010                                                      102,250
          1,250,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                        1,284,375
            185,000 Rite Aid Corp. bank term loan FRN 6 3/4s, 2008
                    (acquired 5/16/03, cost $184,769) (RES)                                                 186,156
            885,000 Rite Aid Corp. debs. 6 7/8s, 2013                                                       745,613
          2,180,000 Rite Aid Corp. 144A notes 9 1/2s, 2011                                                2,310,800
          2,425,000 Rite Aid Corp. 144A sr. notes 9 1/4s, 2013                                            2,328,000
            730,000 Rite Aid Corp. 144A sr. sec. notes 8 1/8s, 2010                                         744,600
          4,620,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              4,920,300
          2,500,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                            2,475,000
          1,790,000 United Auto Group, Inc. company guaranty 9 5/8s, 2012                                 1,843,700
                                                                                                      -------------
                                                                                                         35,649,697

Technology (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,450,000 AMI Semiconductor, Inc. 144A sr. sub. notes 10 3/4s, 2013                             2,719,500
            810,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         848,070
          1,710,000 Amkor Technologies, Inc. structured notes 12.58s, 2005
                    (issued by STEERS Credit Linked Trust 2000)                                           1,658,700
            231,250 Amkor Technology, Inc. bank term loan FRN 5.32s, 2006
                    (acquired 4/17/03, cost $231,553) (RES)                                                 232,291
            225,000 Amkor Technology, Inc. 144A sr. notes 7 3/4s, 2013                                      222,750
            560,000 Fairchild Semiconductor International, Inc. company
                    guaranty 10 3/8s, 2007                                                                  590,100
          4,170,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                     4,555,725
            745,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                              769,213
            175,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         187,250
            310,000 Lucent Technologies, Inc. debs. 6 1/2s, 2028                                            216,225
          7,250,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                           5,075,000
          3,040,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                          2,895,600
            190,000 Lucent Technologies, Inc. notes 5 1/2s, 2008                                            163,400
          3,805,000 Nortel Networks Corp. notes 6 1/8s, 2006 (Canada)                                     3,690,850
          2,110,000 ON Semiconductor Corp. company guaranty 13s, 2008                                     2,046,700
          3,933,000 SCG Holding & Semiconductor Corp. company guaranty
                    12s, 2009                                                                             3,205,395
          1,570,000 Seagate Technology Hdd Holdings company guaranty
                    8s, 2009 (Cayman Islands)                                                             1,679,900
          1,283,746 Telex Communications Group, Inc. sr. sub. notes Ser. A,
                    zero %, 2006                                                                            706,060
          2,250,000 Titan Corp. (The) 144A sr. sub. notes 8s, 2011                                        2,295,000
            770,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                        767,113
            487,519 Xerox Corp. bank term loan FRN Ser. A, 5.8212s, 2005
                    (acquired 12/5/02, cost $458,268) (RES)                                                 483,427
            850,000 Xerox Corp. notes Ser. D, 6 1/4s, 2026                                                  854,250
          2,150,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               2,348,875
            170,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                 170,425
                                                                                                      -------------
                                                                                                         38,381,819

Textiles (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008
                    (In default) (NON)                                                                       45,500
          4,485,000 Levi Strauss & Co. 144A sr. notes 12 1/4s, 2012                                       3,722,550
          2,115,000 Russell Corp. company guaranty 9 1/4s, 2010                                           2,305,350
          1,070,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                1,070,000
            170,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                           38,250
          2,450,000 William Carter Holdings Co. (The) company guaranty
                    Ser. B, 10 7/8s, 2011                                                                 2,768,500
                                                                                                      -------------
                                                                                                          9,950,150

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,220,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                   1,598,400

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,445,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                         3,445,000

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        93,600
          3,109,209 Air2 US 144A sinking fund Ser. D, 12.266s, 2020
                    (In default) (NON)                                                                      279,829
          1,760,000 Allied Holdings, Inc. company guaranty Ser. B, 8 5/8s, 2007                           1,355,200
          1,415,000 American Airlines, Inc. pass-through certificates
                    Ser. 01-1, 6.817s, 2011                                                               1,089,550
            935,000 American Airlines, Inc. pass-through certificates
                    Ser. 99-1, 7.024s, 2009                                                                 827,475
            864,221 American Airlines, Inc. pass-through certificates
                    Ser. 99-1, 6.855s, 2009                                                                 769,157
            111,840 Aran Shipping & Trading SA notes 8.3s, 2004
                    (Greece) (In default) (NON)                                                              55,920
          4,360,000 Calair, LLC/Calair Capital Corp. company guaranty
                    8 1/8s, 2008                                                                          3,444,400
          1,430,000 Continental Airlines, Inc. pass-through certificates
                    Ser. D, 7.568s, 2006                                                                    858,000
          1,720,000 Delta Air Lines, Inc. pass-through certificates
                    Ser. 00-1, Class C, 7.779s, 2005                                                      1,356,078
          1,060,188 Delta Air Lines, Inc. pass-through certificates
                    Ser. C, 7.779s, 2012                                                                    816,345
          3,525,000 Evergreen International Aviation Inc. 144A sec.
                    notes 12s, 2010                                                                       3,472,125
          3,170,000 Kansas City Southern Railway Co. company guaranty
                    9 1/2s, 2008                                                                          3,471,150
            700,000 Kansas City Southern Railway Co. company guaranty
                    7 1/2s, 2009                                                                            707,000
          3,230,000 Navistar International Corp. company guaranty Ser. B,
                    9 3/8s, 2006                                                                          3,359,200
          1,200,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               1,131,000
            470,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   430,050
          2,640,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,125,200
          4,090,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                       3,108,400
            900,000 Travel Centers of America, Inc. company guaranty
                    12 3/4s, 2009                                                                           999,000
            233,000 United AirLines, Inc. debs. 9 1/8s, 2012 (In default) (NON)                              22,718
          2,540,000 US Air, Inc. pass-through certificates Ser. 93-A3, 10 3/8s,
                    2013 (In default) (NON)                                                               1,016,000
                                                                                                      -------------
                                                                                                         30,787,397

Utilities & Power (6.7%)
-------------------------------------------------------------------------------------------------------------------
            595,000 AES Corp. (The) 144A sec. notes 10s, 2005                                               615,825
          2,960,000 AES Corp. (The) 144A sec. notes 9s, 2015                                              2,989,600
          2,740,000 AES Corp. (The) 144A sec. notes 8 3/4s, 2013                                          2,753,700
          3,625,000 Allegheny Energy Supply 144A bonds 8 1/4s, 2012                                       3,063,125
          1,290,000 Allegheny Energy, Inc. notes 7 3/4s, 2005                                             1,254,525
          1,605,000 Avon Energy Partners Holdings 144A notes 7.05s, 2007
                    (United Kingdom)                                                                      1,380,300
            145,000 Avon Energy Partners Holdings 144A notes 6.46s, 2008
                    (United Kingdom)                                                                        124,700
          5,975,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                 4,182,500
          1,840,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,485,800
            540,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    378,000
          2,090,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                  1,415,975
          3,225,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  2,193,000
          1,133,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    750,613
          1,600,000 Calpine Corp. sr. notes 7 5/8s, 2006                                                  1,184,000
          1,045,000 CenterPoint Energy Resources Corp. debs. 6 1/2s, 2008                                 1,137,216
            905,000 CenterPoint Energy Resources Corp. 144A general
                    ref. mtge. 7 7/8s, 2013                                                               1,058,836
          1,035,000 CMS Energy Corp. bank term loan FRN Ser. A, 7 1/2s,
                    2004 (acquired 4/21/03, cost $1,027,238) (RES)                                        1,040,175
            320,000 CMS Energy Corp. bank term loan FRN Ser. B, 7 1/2s,
                    2004 (acquired 4/21/03, cost $317,600) (RES)                                            319,600
            500,000 CMS Energy Corp. bank term loan FRN Ser. C, 9s, 2004
                    (acquired 4/21/03, cost $493,750) (RES)                                                 500,000
          5,430,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                 5,402,850
          1,400,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                               1,361,500
          3,040,000 Dynegy Holdings Inc. company guaranty 6 3/4s, 2005                                    2,766,400
          1,200,000 Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                            960,000
          1,720,000 Edison Mission Energy sr. notes 10s, 2008                                             1,530,800
          1,550,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                          1,340,750
            580,000 El Paso CGP Co. debs. 6 1/2s, 2008                                                      487,925
            745,000 El Paso CGP Co. notes 6 3/8s, 2009                                                      611,831
            450,000 El Paso Corp. sr. notes 7 3/8s, 2012                                                    373,500
          3,530,000 El Paso Production Holding Co. 144A sr. notes
                    7 3/4s, 2013                                                                          3,521,175
          2,420,000 Gemstone Investor, Ltd. 144A company guaranty
                    7.71s, 2004                                                                           2,359,500
          2,068,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                  2,342,010
          1,020,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                   647,700
          2,680,000 Mirant Americas Generation, Inc. sr. notes 7 5/8s, 2006                               1,976,500
          1,040,000 Mirant Americas Generation, Inc. sr. notes 7.2s, 2008                                   652,600
            930,000 Mirant Corp. 144A sr. notes 7.9s, 2009                                                  502,200
          1,200,000 Mirant Corp. 144A sr. notes 7.4s, 2004                                                  882,000
          1,070,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     706,200
                189 Northeast Utilities notes Ser. A, 8.58s, 2006                                               219
          1,070,000 Northwest PIpeline Corp. 144A sr. notes 8 1/8s, 2010                                  1,155,600
          3,045,000 Northwestern Corp. notes 8 3/4s, 2012                                                 2,405,550
          1,700,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005
                    (In default) (NON)                                                                    1,738,250
            590,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                    584,100
          2,290,000 PSEG Energy Holdings, Inc. 144A notes 7 3/4s, 2007                                    2,433,125
          1,855,000 SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013                                        1,966,300
             70,000 Sierra Pacific Power Co. general ref. mtge. Ser. A, 8s, 2008                             72,013
            700,000 Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                            681,625
          2,735,000 Sierra Pacific Resources notes 8 3/4s, 2005                                           2,738,419
            445,000 Southern California Edison Co. notes 6 3/8s, 2006                                       445,000
          3,970,000 Southern California Edison Co. 144A 1st mtge. 8s, 2007                                4,307,450
          1,175,000 Teco Energy, Inc. notes 10 1/2s, 2007                                                 1,336,563
            590,000 Teco Energy, Inc. notes 7.2s, 2011                                                      585,575
          1,535,000 Teco Energy, Inc. notes 7s, 2012                                                      1,504,300
          1,960,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                 1,626,800
          2,490,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                        2,739,000
          2,230,000 Williams Cos., Inc. (The) FRN Ser. A, 6 3/4s, 2006                                    2,163,100
          2,845,000 Williams Cos., Inc. (The) notes 9 1/4s, 2004                                          2,901,900
          2,810,000 Williams Cos., Inc. (The) notes 6 1/2s, 2006                                          2,669,500
          1,430,000 Williams Holdings Of Delaware notes 6 1/2s, 2008                                      1,315,600
          8,079,435 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands) (In default) (NON)                                                   6,059,576
                                                                                                      -------------
                                                                                                         97,682,496
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $1,370,944,120)                            $1,247,033,234

PREFERRED STOCKS (3.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            146,575 Avecia Group PLC $4.00 pfd. (acquired various dates from 6/24/99 to 1/28/03, cost $3,439,077)
                    (United Kingdom) (RES) (PIK)                                                         $2,491,775
             91,299 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                         5,112,744
             13,020 Chevy Chase Savings Bank, Inc. $3.25 pfd.                                               351,540
                670 Crown Castle International Corp. 12.75% pfd.                                            690,100
            154,967 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd.                                         16,155,310
             13,159 Decrane Aircraft Holdings Co. $16.00 pfd. (PIK)                                         131,593
            232,990 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                2,330
            538,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                                               5,380
            109,200 Doane Pet Care Co. $7.125 pfd.                                                        4,368,000
              5,132 Dobson Communications Corp. 12.25% pfd. (PIK)                                         4,670,102
              3,050 First Republic Capital Corp. 144A 10.50% pfd.                                         3,202,500
                493 Granite Broadcasting Corp. 12.75% cum. pfd.                                             359,890
                527 Leiner Health Products Ser. C, zero % pfd.                                                   --
             66,020 Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                           1,216,749
                839 Metrocall Holdings, Inc. Ser. A, 15.00% cum. pfd.                                         7,551
             15,805 Microcell Telecommunications, Inc. zero % (Canada)                                      126,615
                788 Nextel Communications, Inc. Ser. D, 13.00% cum. pfd. (PIK)                              815,580
              6,901 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                7,108,030
             36,076 North Atlantic Trading Co. 12.00% pfd. (PIK)                                            721,520
                123 NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                   381
                541 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    5,139,500
                  2 Pegasus Satellite Ser. B, 12.75% cum. pfd. (PIK)                                          1,760
              3,700 PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                  327,450
              6,512 Rural Cellular Corp. 12.25% pfd. (PIK)                                                1,237,280
                                                                                                      -------------
                    Total Preferred Stocks (cost $71,926,529)                                           $54,243,680

COMMON STOCKS (2.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------
            356,733 Pioneer Cos., Inc. (NON)                                                             $1,373,422
             22,042 Polymer Group, Inc. Class A (NON)                                                       190,443
              1,789 Sterling Chemicals, Inc. (NON)                                                           32,202
                                                                                                      -------------
                                                                                                          1,596,067

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,036,363 Capstar Broadcasting 144A                                                             1,647,817
              1,199 RCN Corp. (NON)                                                                           1,858
                                                                                                      -------------
                                                                                                          1,649,675

Communication Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             23,447 Birch Telecom, Inc. (NON)                                                                81,127
             72,356 Covad Communications Group, Inc. (NON)                                                   77,059
              5,928 FLAG Telecom Group, Ltd. (Bermuda) (NON)                                                204,516
             79,472 Globix Corp. (NON)                                                                      242,390
                973 Metrocall Holdings, Inc. (NON)                                                           63,245
                132 Microcell Telecommunications, Inc. Class A (Canada) (NON)                                 1,062
             15,710 Microcell Telecommunications, Inc. Class B (Canada) (NON)                               131,575
             18,495 Vast Solutions, Inc. Class B1 (NON)                                                       9,248
             18,495 Vast Solutions, Inc. Class B2 (NON)                                                       9,248
             18,495 Vast Solutions, Inc. Class B3 (NON)                                                       9,248
                                                                                                      -------------
                                                                                                            828,718

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------------------------------------------
             78,222 Lodgian, Inc. (NON)                                                                     266,737
            530,000 Loewen Group International, Inc. (NON)                                                       53
          4,100,000 Morrison Knudsen Corp. (NON)                                                            307,500
            458,377 Safety Components International, Inc. (AFF)                                           2,635,668
          1,432,850 Sirius Satellite Radio, Inc. (NON)                                                    2,292,560
              8,891 Washington Group International, Inc. (NON)                                              191,779
                                                                                                      -------------
                                                                                                          5,694,297

Consumer Staples (1.4%)
-------------------------------------------------------------------------------------------------------------------
              1,730 Premium Holdings (LP) 144A (NON)                                                         36,323
              7,072 PSF Group Holdings, Inc. 144A Class A (NON) (AFF)                                    12,375,755
                798 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $796,385) (NON) (RES)                                           157,222
            387,638 Regal Entertainment Group 144A                                                        7,755,473
                                                                                                      -------------
                                                                                                         20,324,773

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
             37,500 Contour Energy Co.                                                                        1,050
             65,143 Jasper Energy 144A (NON) (AFF)                                                            4,071
             13,327 York Research Corp. 144A (NON) (AFF)                                                        800
                                                                                                      -------------
                                                                                                              5,921

Financial (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,279,000 AMRESCO Creditor Trust (NON) (R)                                                        380,831
         10,381,424 Contifinancial Corp. Liquidating Trust Units                                            103,814
             17,000 Wayland Investment Fund II (acquired 2/2/01,
                    cost $1,700,000) (RES)                                                                1,989,000
                                                                                                      -------------
                                                                                                          2,473,645

Food (--%)
-------------------------------------------------------------------------------------------------------------------
              8,333 Archibald Candy Corp. (NON)                                                              23,749
            127,694 Aurora Foods, Inc. (NON)                                                                 70,232
                                                                                                      -------------
                                                                                                             93,981

Health Care (0.1%)
-------------------------------------------------------------------------------------------------------------------
             10,182 Alderwoods Group, Inc. (NON)                                                             59,667
             18,118 Genesis Health Ventures, Inc. (NON)                                                     312,717
             79,021 Mariner Health Care, Inc. (NON)                                                         592,658
             11,200 Mediq, Inc. (NON)                                                                         1,120
                                                                                                      -------------
                                                                                                            966,162

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
              1,965 Comdisco Holding Co., Inc. (NON)                                                        202,886
                                                                                                      -------------
                    Total Common Stocks (cost $87,367,552)                                              $33,836,125

FOREIGN GOVERNMENT BONDS AND NOTES (1.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,443,000 Bulgaria (Republic of) 144A bonds 8 1/4s, 2015                                       $2,901,063
            520,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              650,780
            380,000 Colombia (Republic of) bonds 10 3/8s, 2033                                              434,150
            495,000 Colombia (Republic of) bonds Ser. NOV, 9 3/4s, 2009                                     556,875
            750,000 Colombia (Republic of) notes 10 3/4s, 2013                                              870,000
            175,000 Colombia (Republic of) unsub. 9 3/4s, 2009                                              196,263
          2,580,000 Ecuador (Republic of) bonds stepped-coupon Ser. REGS,
                    6s (7s, 8/15/03), 2030 (STP)                                                          1,651,200
            700,000 Philippines (Republic of) bonds 9s, 2013                                                750,750
          3,710,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         3,632,090
          2,830,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      3,346,475
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $11,921,490)                                                                  $14,989,646

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,235,000 American Tower Corp. cv. notes 5s, 2010                                              $1,880,194
            750,000 Amkor Technology, Inc. cv. notes 5 3/4s, 2006                                           666,563
            900,000 CenterPoint Energy, Inc. 144A cv. sr. notes 3 3/4s, 2023                              1,017,000
         13,680,000 Cybernet Internet Services International, Inc. 144A cv.
                    sr. disc. notes stepped-coupon zero % (13s, 8/15/04)
                    2009 (Denmark) (In default) (NON) (STP)                                                  13,680
          3,870,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                  4,048,988
EUR       1,480,000 Koninklijke Ahold NV cv. sub. notes 3s, 2003 (Netherlands)                              748,331
         $1,040,000 Kulicke & Soffa Industries, Inc. cv. sub. notes 4 3/4s, 2006                            821,600
             76,000 Millicom International Cellular SA 144A cv. bonds zero %,
                    2006 (Luxembourg) (PIK)                                                                 140,600
          3,435,000 Nextel Communications, Inc. cv. sr. notes 6s, 2011                                    3,589,575
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $22,704,311)                                $12,926,531

CONVERTIBLE PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            376,165 Digitalglobe Inc. 144A Ser. C, 8 1/2s cv. pfd.                                         $376,165
             12,800 Global Crossing, Ltd. 144A 7.00% cum. cv. pfd. (Bermuda)
                    (In default) (NON)                                                                          128
              6,490 Interact Electronic Marketing, Inc. 14.00% cum. cv. pfd.
                    (In default) (NON)                                                                           65
              9,622 Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                8,660
             40,800 LTV Corp. 144A $4.125 cv. pfd. (In default) (NON)                                          $408
              3,199 Lucent Technologies, Inc. 8.00% cv. pfd.                                              3,294,970
                636 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                 5,215,200
             46,125 Peninsula Gaming Partners 144A $7.14 cv. pfd.                                           276,751
             60,914 Telex Communications, Inc. zero % cv. pfd. (In default) (NON)                            60,914
             32,800 Titan Capital Trust $2.875 cum. cv. pfd.                                              1,663,616
              3,060 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                 765
             26,180 Williams Cos., Inc. (The) 144A $2.75 cv. pfd.                                         1,426,810
              8,740 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                       4,370
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $18,345,549)                               $12,328,822

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
         19,680,000 Australis Media, Ltd. units 15 3/4s, 2003 (Australia)
                    (In default) (DEF)  (NON)                                                                $1,968
          4,510,000 HMP Equity Holdings Corp. units zero %, 2008                                          2,164,800
          7,555,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                 2,266,500
             44,189 XCL, Ltd. 144A units cum. cv. pfd. zero % (In default) (NON) (PIK)                       22,095
                                                                                                      -------------
                    Total Units (cost $34,177,400)                                                       $4,455,363

BRADY BONDS (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,200,000 Peru (Republic of) bonds Ser. PDI, 5s, 2017                                          $1,036,560
            660,000 Peru (Republic of) coll. FLIRB 4 1/2s, 2017
                    (acquired various dates from 5/14/02 to 8/23/02,
                    cost $440,738) (RES)                                                                    537,900
          1,300,000 Peru (Republic of) coll. FLIRB Ser. 20YR, 4 1/2s, 2017                                1,059,500
                                                                                                      -------------
                    Total Brady Bonds (cost $2,335,221)                                                  $2,633,960

ASSET-BACKED SECURITIES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,305,000 Verdi Synthetic Clo 144A Ser. 1A, Class E2, 11.15s, 2010                             $1,305,000
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $1,305,000)                                      $1,305,000

WARRANTS (0.1%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
              3,790 American Tower Corp. Class A                                          8/1/08           $416,900
              4,500 Birch Telecommunications, Inc. 144A                                   6/15/08                 5
              4,190 Dayton Superior Corp. 144A                                            6/15/09             1,048
             75,583 Delta Financial Corp. (Canada)                                        12/21/10           37,792
             37,346 Diva Systems Corp. 144A                                               3/1/08                373
              9,175 Diva Systems Corp. 144A                                               5/15/06                92
                 13 Doe Run Resources Corp. 144A                                          12/31/12               --
                  1 Globix Corp. Class B                                                  6/30/10                --
              4,790 Horizon PCS, Inc.                                                     10/1/10                 5
              7,160 Insilco Holding Co.                                                   8/15/08                 1
              6,490 Interact Systems, Inc.                                                8/1/03                  6
              6,490 Interact Systems, Inc. 144A                                           12/15/09               65
              4,430 iPCS, Inc. 144A                                                       7/15/10             1,108
              1,827 IWO Holdings, Inc.                                                    1/15/11               457
              2,582 Leap Wireless International, Inc. 144A                                4/15/10                26
              1,110 MDP Acquisitions PLC 144A                                             10/1/13             2,775
              3,025 Metronet Communications 144A                                          8/15/07                30
              9,726 Microcell Telecommunications                                          5/1/08              9,917
              5,835 Microcell Telecommunications (Canada)                                 5/1/05              2,125
              1,720 Mikohn Gaming Corp. 144A                                              8/15/08                17
              1,840 ONO Finance PLC 144A (United Kingdom)                                 2/15/11                 2
              8,890 Orion Network Systems                                                 1/15/07                89
             12,800 Paxson Communications Corp. 144A                                      6/30/03                13
              1,860 Pliant Corp. 144A                                                     6/1/10                930
              2,255 R.A.B. Holdings, Inc.                                                 4/30/10                23
              1,967 Solutia, Inc. 144A                                                    7/15/09             2,459
              2,700 Travel Centers of America, Inc. 144A                                  5/1/09             27,000
              7,630 Ubiquitel, Inc. 144A                                                  4/15/10                 1
            835,000 United Mexican States Ser. B (Mexico)                                 6/30/04             6,680
            835,000 United Mexican States Ser. C (Mexico)                                 6/30/05             1,253
            835,000 United Mexican States Ser. D (Mexico)                                 6/30/06               334
            835,000 United Mexican States Ser. E (Mexico)                                 6/30/07               334
              7,320 Verado Holdings, Inc. 144A                                            4/15/08                73
                150 Versatel Telecom NV (Netherlands)                                     5/15/08                --
              5,488 Washington Group International, Inc. Ser. A                           1/25/06            10,976
              6,272 Washington Group International, Inc. Ser. B                           1/25/06            11,917
              3,390 Washington Group International, Inc. Ser. C                           1/25/06             5,763
              5,020 XM Satellite Radio Holdings, Inc. 144A                                3/15/10                 1
            125,000 ZSC Specialty Chemicals PLC 144A (United Kingdom)                     6/30/11           203,125
            125,000 ZSC Specialty Chemicals PLC 144A (United Kingdom)                     6/30/11            78,125
                                                                                                      -------------
                    Total Warrants (cost $5,268,616)                                                       $821,840

SHORT-TERM INVESTMENTS (2.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,866,844 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.37%
                    and due dates ranging from June 2, 2003 to
                    July 25, 2003 (d)                                                                    $2,865,829
         36,655,947 Short-term investments held in Putnam commingled cash account with yields ranging from 1.21% to 2.63% and
                    due dates ranging from June 2, 2003 to July 28, 2003 (d)                             36,655,947
                                                                                                      -------------
                    Total Short-Term Investments (cost $39,521,776)                                     $39,521,776
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,665,817,564)                                          $1,424,095,977
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,453,230,332.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $38,547,506 or 2.3% of net assets. net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at May 31, 2003, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at May 31, 2003
                        Market     Aggregate Face    Delivery      Unrealized
                        Value           Value          Date       Depreciation
------------------------------------------------------------------------------
Euro                $8,881,890       $8,233,552       6/18/03      $(648,338)
British Pounds         666,108          650,233       6/18/03        (15,875)
------------------------------------------------------------------------------
                                                                   $(664,213)
------------------------------------------------------------------------------
Swap Contracts outstanding at May 31, 2003
                                     Notional    Termination     Unrealized
                                      Amount        Date        Appreciation
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services, Inc. dated
October 27, 2000 to receive
semi-annually the notional amount
multiplied by 6.74% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR.                         $34,900,000    10/31/05       $4,199,496
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $2,348,959 of securities
on loan (identified cost $1,665,817,564) (Note 1)                            $1,424,095,977
-------------------------------------------------------------------------------------------
Cash                                                                                375,503
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        29,489,736
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           19,208,671
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,249,893
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                       4,199,496
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            24,379
-------------------------------------------------------------------------------------------
Total assets                                                                  1,485,643,655

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 23,032,788
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,523,914
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,146,352
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          174,536
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      140,400
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,288
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              696,037
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                664,213
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               79,461
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                2,865,829
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               87,505
-------------------------------------------------------------------------------------------
Total liabilities                                                                32,413,323
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,453,230,332

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,879,361,720
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (20,391,297)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (1,167,552,995)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (238,187,096)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,453,230,332

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($503,640,808 divided by 90,233,333 shares)                                           $5.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $5.58)*                                $5.86
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($244,438,862 divided by 44,302,652 shares)**                                         $5.52
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($682,725,831 divided by 121,989,102 shares)                                          $5.60
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $5.60)*                                $5.79
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($22,424,831 divided by 3,959,531 shares)                                             $5.66
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                        $63,314,399
-------------------------------------------------------------------------------------------
Dividends                                                                         3,749,203
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,068
-------------------------------------------------------------------------------------------
Total investment income                                                          67,064,670

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,125,214
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      772,140
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   23,285
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,790
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               587,271
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,245,253
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,453,587
-------------------------------------------------------------------------------------------
Other                                                                               427,276
-------------------------------------------------------------------------------------------
Total expenses                                                                    8,647,816
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (10,440)
-------------------------------------------------------------------------------------------
Net expenses                                                                      8,637,376
-------------------------------------------------------------------------------------------
Net investment income                                                            58,427,294
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                               (37,167,756)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                       1,124
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (155,156)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                       (673,221)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and swap contracts
during the period                                                               146,049,231
-------------------------------------------------------------------------------------------
Net gain on investments                                                         108,054,222
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $166,481,516
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six months ended         Year ended
                                                                              May 31        November 30
                                                                                2003*              2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                    $58,427,294       $144,208,571
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                             (37,321,788)      (300,385,610)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                    145,376,010        133,706,285
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                               166,481,516        (22,470,754)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                               (22,812,873)       (53,227,954)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (11,384,401)       (31,292,702)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (27,601,116)       (62,513,216)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                  (900,137)        (1,731,707)
-------------------------------------------------------------------------------------------------------
From return of capital
   Class A                                                                        --         (3,038,726)
-------------------------------------------------------------------------------------------------------
   Class B                                                                        --         (1,786,466)
-------------------------------------------------------------------------------------------------------
   Class M                                                                        --         (3,568,811)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                        --            (98,861)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)              78,550,739       (192,714,951)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                  182,333,728       (372,444,148)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    1,270,896,604      1,643,340,752
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $20,391,297 and $16,120,064, respectively)                  $1,453,230,332     $1,270,896,604
-------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.17        $5.84        $6.30        $7.72        $8.35        $9.96
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .24          .56          .68          .81          .80          .95
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .43         (.62)        (.40)       (1.41)        (.57)       (1.61)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .67         (.06)         .28         (.60)         .23         (.66)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.58)        (.71)        (.82)        (.83)        (.95)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)        (.03)          --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.26)        (.61)        (.74)        (.82)        (.86)        (.95)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.58        $5.17        $5.84        $6.30        $7.72        $8.35
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.31*       (0.93)        4.46        (8.69)        2.89        (7.39)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $503,641     $462,586     $561,101     $625,449     $956,094   $1,261,785
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .53*        1.03         1.00          .95          .95          .92
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.54*       10.35        11.01        10.96         9.99         9.81
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.53*       60.35        81.23        68.37        49.29        89.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
Per-share                               May 31
operating performance                (Unaudited)                      Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.12        $5.79        $6.27        $7.68        $8.32        $9.92
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .22          .52          .63          .75          .74          .87
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .42         (.62)        (.42)       (1.39)        (.58)       (1.59)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .64         (.10)         .21         (.64)         .16         (.72)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.54)        (.66)        (.77)        (.77)        (.88)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)        (.03)          --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.57)        (.69)        (.77)        (.80)        (.88)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.52        $5.12        $5.79        $6.27        $7.68        $8.32
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.84*       (1.71)        3.35        (9.29)        1.98        (7.99)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $244,439     $258,113     $372,989     $482,280     $791,036   $1,052,251
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91*        1.78         1.75         1.70         1.70         1.67
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.17*        9.58        10.27        10.20         9.24         9.06
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.53*       60.35        81.23        68.37        49.29        89.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.18        $5.85        $6.29        $7.71        $8.34        $9.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .23          .55          .67          .79          .79          .92
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .44         (.62)        (.38)       (1.40)        (.57)       (1.61)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .67         (.07)         .29         (.61)         .22         (.69)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.57)        (.70)        (.81)        (.82)        (.92)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)        (.03)          --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.25)        (.60)        (.73)        (.81)        (.85)        (.92)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.60        $5.18        $5.85        $6.29        $7.71        $8.34
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.36*       (1.15)        4.59        (8.92)        2.66        (7.64)
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $682,726     $534,636     $693,973     $534,387     $826,257     $949,346
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .66*        1.28         1.25         1.20         1.20         1.17
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.41*       10.10        10.75        10.71         9.72         9.56
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.53*       60.35        81.23        68.37        49.29        89.53
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  Y
-----------------------------------------------------------------------------------------------------
                                     Six months
                                        ended                                          For the period
Per-share                              May 31                                          Dec. 31, 1998+
operating performance                (Unaudited)         Year ended November 30          to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.23        $5.88        $6.32        $7.72        $8.19
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .25          .59          .68          .84          .74
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .44         (.62)        (.37)       (1.40)        (.41)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .69         (.03)         .31         (.56)         .33
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.59)        (.72)        (.84)        (.77)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.03)        (.03)          --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.26)        (.62)        (.75)        (.84)        (.80)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.66        $5.23        $5.88        $6.32        $7.72
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.67*       (0.36)        4.97        (8.20)        4.15*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $22,425      $15,562      $15,278       $7,122       $9,090
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .41*         .78          .75          .70          .64*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.65*       10.60        11.33        11.30         9.54*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 40.53*       60.35        81.23        68.37        49.29
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market valued at last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2003, the value of securities loaned amounted to $2,348,959. The fund received cash collateral of $2,865,829 which is pooled with collateral of other Putnam funds into 41 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended May 31, 2003, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $1,125,720,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    -----------------
   $34,076,000    November 30, 2003
   299,612,000    November 30, 2007
   217,396,000    November 30, 2008
   265,228,000    November 30, 2009
   309,408,000    November 30, 2010

The aggregate identified cost on a tax basis is $1,674,723,572, resulting in gross unrealized appreciation and depreciation of $87,252,883 and $337,880,478, respectively, or net unrealized depreciation of $250,627,595.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2003, the fund's expenses were reduced by $10,440 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,992 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $14,935 and $196 from the sale of class A and class M shares, respectively and $83,530 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $258 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $553,989,488 and $516,122,996, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                              Six months ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                  9,858,318          $52,609,921
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,888,757           15,254,474
---------------------------------------------------------------------------
                                            12,747,075           67,864,395

Shares repurchased                         (12,004,797)         (63,677,599)
---------------------------------------------------------------------------
Net increase                                   742,278           $4,186,796
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                 16,950,525          $91,521,096
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             6,659,050           36,085,304
---------------------------------------------------------------------------
                                            23,609,575          127,606,400

Shares repurchased                         (30,242,801)        (164,742,461)
---------------------------------------------------------------------------
Net decrease                                (6,633,226)        $(37,136,061)
---------------------------------------------------------------------------

                                              Six months ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                    972,606           $5,112,021
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,227,209            6,408,795
---------------------------------------------------------------------------
                                             2,199,815           11,520,816

Shares repurchased                          (8,331,858)         (43,746,482)
---------------------------------------------------------------------------
Net decrease                                (6,132,043)        $(32,225,666)
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                  2,330,456          $13,003,095
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,145,330           16,686,072
---------------------------------------------------------------------------
                                             5,475,786           29,689,167

Shares repurchased                         (19,433,779)        (104,521,662)
---------------------------------------------------------------------------
Net decrease                               (13,957,993)        $(74,832,495)
---------------------------------------------------------------------------

                                              Six months ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                 35,507,049         $191,176,269
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                98,120              518,898
---------------------------------------------------------------------------
                                            35,605,169          191,695,167

Shares repurchased                         (16,911,711)        (90,412,230)
---------------------------------------------------------------------------
Net increase                                18,693,458         $101,282,937
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                 22,647,781         $119,525,107
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               261,861            1,425,379
---------------------------------------------------------------------------
                                            22,909,642          120,950,486

Shares repurchased                         (38,248,542)        (203,987,244)
---------------------------------------------------------------------------
Net decrease                               (15,338,900)        $(83,036,758)
---------------------------------------------------------------------------

                                              Six months ended May 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                  1,401,243           $7,531,169
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               166,876              900,137
---------------------------------------------------------------------------
                                             1,568,119            8,431,306

Shares repurchased                            (583,184)          (3,124,634)
---------------------------------------------------------------------------
Net increase                                   984,935           $5,306,672
---------------------------------------------------------------------------

                                               Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares               Amount
---------------------------------------------------------------------------
Shares sold                                  1,235,425           $6,900,480
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               333,612            1,830,568
---------------------------------------------------------------------------
                                             1,569,037            8,731,048

Shares repurchased                          (1,190,896)          (6,440,685)
---------------------------------------------------------------------------
Net increase                                   378,141           $2,290,363
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                  Purchase      Sales      Dividend         Market
Affiliates                          Cost         Cost       Income          Value
-----------------------------------------------------------------------------------
Name of affiliate
-----------------------------------------------------------------------------------
Jasper Energy 144A Class A          $--          $--         $--             $4,071
PSF Holdings, Inc. 144A Class A      --           --          --         12,375,755
Safety Components Intl, Inc.         --           --          --          2,635,668
York Research Corp. 144A             --           --          --                800
-----------------------------------------------------------------------------------
Totals                              $--          $--         $--        $15,016,294
-----------------------------------------------------------------------------------
Market values are shown for these securities affiliated at period end.



[PHOTO OMITTED: SAMUEL PUTNAM]

Putnam is a leader in global money management

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Stephen C. Peacher
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA032-88661  060/327/702  7/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Advantage Fund
Supplement to Semiannual Report dated 5/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 5/31/03

                                                                        NAV

6 months                                                              13.67%
1 year                                                                10.49
5 years                                                               -0.84
Annual average                                                        -0.17
10 years                                                              60.50
Annual average                                                         4.85
Life of fund (since class A inception, 3/25/86)
Annual average                                                         7.40

Share value:                                                            NAV

11/30/02                                                              $5.23
5/31/03                                                               $5.66

----------------------------------------------------------------------------

Distributions:  No.          Income        Capital gains              Total
                 6           $0.264             --                   $0.264
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: July 24, 2003